Deal Summary Report         CSFB05-8G14BBG

				Assumptions			Collateral
Settlement	31-Aug-05	Prepay		300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Sep-05	Default		0 CDR	$237,113,402.00	6.05	351	9	5.15	4.05
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
14P1	147,703,768.00	5.5	09/05 - 11/34	6.35	4.86	5.447	127	Interp	100-05.93	72299.16	676.98	148.654	1-Aug-05	FIX
3A18	27,432,077.34	5	~09/05 - 11/34	2.54		0	0	Interp			114.3	0	1-Aug-05	FIX
3A19	27,432,077.33	5.5	~09/05 - 11/34	2.54		0	0	Interp			125.73	0	1-Aug-05	FIX
3A20	27,432,077.33	6	~09/05 - 11/34	2.54		0	0	Interp			137.16	0	1-Aug-05	FIX
14B1	7,113,402.00	5.5	09/05 - 11/34	10.25	7.34	5.52	122	Interp	99-30.00	5243.52	32.6	7.142	1-Aug-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.71240 4.01919 4.06025 4.12484 4.29801 4.50171 4.220 4.412 4.493 4.596 4.763 4.993

CSFB05-8G14BBG - Dec - 14P1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	98	93	93	93	93
25-Aug-07	96	83	83	83	83
25-Aug-08	94	72	72	72	62
25-Aug-09	91	62	62	55	41
25-Aug-10	89	53	53	40	27
25-Aug-11	86	45	45	29	18
25-Aug-12	83	36	36	21	11
25-Aug-13	80	29	29	16	7
25-Aug-14	77	23	23	11	5
25-Aug-15	73	19	19	8	3
25-Aug-16	70	15	15	6	2
25-Aug-17	66	12	12	5	2
25-Aug-18	62	9	9	3	1
25-Aug-19	57	7	7	2	1
25-Aug-20	53	6	6	2	*
25-Aug-21	48	5	5	1	*
25-Aug-22	42	4	4	1	*
25-Aug-23	37	3	3	1	*
25-Aug-24	31	2	2	*	*
25-Aug-25	25	2	2	*	*
25-Aug-26	18	1	1	*	*
25-Aug-27	11	1	1	*	*
25-Aug-28	3	1	1	*	*
25-Aug-29	*	*	*	*	*
25-Aug-30	*	*	*	*	*
25-Aug-31	*	*	*	*	*
25-Aug-32	*	*	*	*	*
25-Aug-33	*	*	*	*	*
25-Aug-34	*	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	14.42	6.35	6.35	5.06	4.11
Principal Window	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G14BBG - Dec - 3A18

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	82	73	65
25-Aug-07	100	100	56	35	16
25-Aug-08	100	100	34	6	0
25-Aug-09	100	100	19	0	0
25-Aug-10	100	100	9	0	0
25-Aug-11	100	100	3	0	0
25-Aug-12	100	100	*	0	0
25-Aug-13	100	100	*	0	0
25-Aug-14	100	98	*	0	0
25-Aug-15	100	94	*	0	0
25-Aug-16	100	90	*	0	0
25-Aug-17	100	85	*	0	0
25-Aug-18	100	80	*	0	0
25-Aug-19	100	74	*	0	0
25-Aug-20	100	68	*	0	0
25-Aug-21	100	62	*	0	0
25-Aug-22	100	57	*	0	0
25-Aug-23	100	51	*	0	0
25-Aug-24	100	45	*	0	0
25-Aug-25	100	40	*	0	0
25-Aug-26	100	35	*	0	0
25-Aug-27	100	30	*	0	0
25-Aug-28	100	25	*	0	0
25-Aug-29	91	20	*	0	0
25-Aug-30	76	16	*	0	0
25-Aug-31	60	12	*	0	0
25-Aug-32	43	8	*	0	0
25-Aug-33	24	4	*	0	0
25-Aug-34	5	1	*	0	0
25-Aug-35	0	0	0	0	0

WAL	26.51	18.48	2.54	1.66	1.3
Principal Window	Jan29-Nov34	Sep05~Nov34	Sep05~Nov34	Sep05-Dec08	Sep05-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G14BBG - Dec - 3A19

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	82	73	65
25-Aug-07	100	100	56	35	16
25-Aug-08	100	100	34	6	0
25-Aug-09	100	100	19	0	0
25-Aug-10	100	100	9	0	0
25-Aug-11	100	100	3	0	0
25-Aug-12	100	100	*	0	0
25-Aug-13	100	100	*	0	0
25-Aug-14	100	98	*	0	0
25-Aug-15	100	94	*	0	0
25-Aug-16	100	90	*	0	0
25-Aug-17	100	85	*	0	0
25-Aug-18	100	80	*	0	0
25-Aug-19	100	74	*	0	0
25-Aug-20	100	68	*	0	0
25-Aug-21	100	62	*	0	0
25-Aug-22	100	57	*	0	0
25-Aug-23	100	51	*	0	0
25-Aug-24	100	45	*	0	0
25-Aug-25	100	40	*	0	0
25-Aug-26	100	35	*	0	0
25-Aug-27	100	30	*	0	0
25-Aug-28	100	25	*	0	0
25-Aug-29	91	20	*	0	0
25-Aug-30	76	16	*	0	0
25-Aug-31	60	12	*	0	0
25-Aug-32	43	8	*	0	0
25-Aug-33	24	4	*	0	0
25-Aug-34	5	1	*	0	0
25-Aug-35	0	0	0	0	0

WAL	26.51	18.48	2.54	1.66	1.3
Principal Window	Jan29-Nov34	Sep05~Nov34	Sep05~Nov34	Sep05-Dec08	Sep05-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G14BBG - Dec - 3A20

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	82	73	65
25-Aug-07	100	100	56	35	16
25-Aug-08	100	100	34	6	0
25-Aug-09	100	100	19	0	0
25-Aug-10	100	100	9	0	0
25-Aug-11	100	100	3	0	0
25-Aug-12	100	100	*	0	0
25-Aug-13	100	100	*	0	0
25-Aug-14	100	98	*	0	0
25-Aug-15	100	94	*	0	0
25-Aug-16	100	90	*	0	0
25-Aug-17	100	85	*	0	0
25-Aug-18	100	80	*	0	0
25-Aug-19	100	74	*	0	0
25-Aug-20	100	68	*	0	0
25-Aug-21	100	62	*	0	0
25-Aug-22	100	57	*	0	0
25-Aug-23	100	51	*	0	0
25-Aug-24	100	45	*	0	0
25-Aug-25	100	40	*	0	0
25-Aug-26	100	35	*	0	0
25-Aug-27	100	30	*	0	0
25-Aug-28	100	25	*	0	0
25-Aug-29	91	20	*	0	0
25-Aug-30	76	16	*	0	0
25-Aug-31	60	12	*	0	0
25-Aug-32	43	8	*	0	0
25-Aug-33	24	4	*	0	0
25-Aug-34	5	1	*	0	0
25-Aug-35	0	0	0	0	0

WAL	26.51	18.48	2.54	1.66	1.3
Principal Window	Jan29-Nov34	Sep05~Nov34	Sep05~Nov34	Sep05-Dec08	Sep05-Jan08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G14BBG - Dec - 14B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	99	99	99	99
25-Aug-07	97	97	97	97	97
25-Aug-08	96	96	96	96	96
25-Aug-09	94	94	94	94	94
25-Aug-10	93	93	93	93	93
25-Aug-11	91	89	86	84	82
25-Aug-12	89	85	78	74	70
25-Aug-13	87	80	67	61	55
25-Aug-14	85	75	56	48	40
25-Aug-15	83	68	45	35	28
25-Aug-16	81	63	36	26	19
25-Aug-17	78	57	28	19	13
25-Aug-18	75	52	23	14	9
25-Aug-19	73	47	18	10	6
25-Aug-20	70	42	14	8	4
25-Aug-21	66	38	11	5	3
25-Aug-22	63	34	9	4	2
25-Aug-23	59	30	7	3	1
25-Aug-24	56	26	5	2	1
25-Aug-25	52	23	4	1	*
25-Aug-26	47	20	3	1	*
25-Aug-27	43	17	2	1	*
25-Aug-28	38	14	2	*	*
25-Aug-29	33	11	1	*	*
25-Aug-30	27	9	1	*	*
25-Aug-31	21	7	*	*	*
25-Aug-32	15	4	*	*	*
25-Aug-33	9	2	*	*	*
25-Aug-34	2	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	18.75	14.25	10.25	9.28	8.61
Principal Window	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G14BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	96	90	86	83
25-Aug-07	97	89	74	67	60
25-Aug-08	96	83	60	50	41
25-Aug-09	94	76	48	37	28
25-Aug-10	93	71	39	28	20
25-Aug-11	91	65	31	21	13
25-Aug-12	89	60	25	16	9
25-Aug-13	87	55	20	12	6
25-Aug-14	85	51	16	9	4
25-Aug-15	83	46	13	6	3
25-Aug-16	81	42	10	5	2
25-Aug-17	78	39	8	3	1
25-Aug-18	75	35	6	3	1
25-Aug-19	73	32	5	2	1
25-Aug-20	70	29	4	1	*
25-Aug-21	66	26	3	1	*
25-Aug-22	63	23	2	1	*
25-Aug-23	59	20	2	1	*
25-Aug-24	56	18	1	*	*
25-Aug-25	52	16	1	*	*
25-Aug-26	47	13	1	*	*
25-Aug-27	43	11	1	*	*
25-Aug-28	38	9	*	*	*
25-Aug-29	33	8	*	*	*
25-Aug-30	27	6	*	*	*
25-Aug-31	21	4	*	*	*
25-Aug-32	15	3	*	*	*
25-Aug-33	9	2	*	*	*
25-Aug-34	2	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	18.75	10.8	5.15	4.01	3.27
Principal Window	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34	Sep05-Nov34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.